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                                                                   EXHIBIT 10.28


                         STANDARD INDUSTRIAL LEASE - NET

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



1. PARTIES. This Lease dated for reference purposes only September 11 , 1990 is made by and between Don Mosco, an individual (herein called "Lessor") and Xcel Corporation, a New Jersey corporation (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term at the rental and upon all of the conditions set forth herein that certain real property situated in the County of Los Angeles State of California commonly known as 720 E. Huntington Drive, Monrovia, California and described as one free-standing industrial building situated thereon, as shown cross-hatched on Exhibit "A" attached hereto and incorporated herein by this reference. Said real property including the land and all improvements therein is herein called "the Premises".

3.  TERM.

    3.1 TERM. The term of this Lease shall be for thirty-seven (37) months commencing on October 1, 1990 and ending on October 31, 1993 unless sooner terminated pursuant to any provision hereof.

    3.2 DELAY IN POSSESSION. Notwithstanding said commencement date if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee provided however that if Lessor shall not have delivered possession of the Premises on or before November 1, 1990 (the "Outside Date").

    3.3 EARLY POSSESSION.
                            (SEE RIDER PROVISION 48)

4.  RENT.

    Lessee shall pay to Lessor as rent to the Premises monthly payments of $5,325 in advance on the 1st of each month of the term hereof Lessee shall pay Lessor upon the execution hereof $ 5,325 as rent for the second full calendar month of the term hereof. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

                           (SEE RIDER PROVISION 49)

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $5,325 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall from time to time increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder said deposit or so much thereof as has not theretofore been applied by Lessor shall be returned without payment of interest or other increment for its use to Lessee (or at Lessor's option to the last assignee if any of Lessee's interest hereunder) at the expiration of the term hereof and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  USE.

    6.1 USE. The Premises shall be used and occupied only for design, manufacturing and distribution or any other use which is reasonably comparable and for no other purpose.

    6.2 COMPLIANCE WITH LAW.

        (a) Lessor warrants to Lessee that the Premises in its state existing on the date that the Lease term commences but without regard to the use for which Lessee will use the Premises or to any work which Lessee may thereafter perform in the Premises does not violate any covenants or restrictions of record or any applicable building code, regulation or obligation of the Lessor after written notice from Lessee to promptly, at Lessor's sole cost and expense, rectify any such violation.

        (b) Except as provided in paragraph 6.2(a) Lessee shall at Lessee's expense, comply promptly with all applicable statutes, ordinances, regulations, orders, covenants and restrictions of record and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.
                            (SEE RIDER PROVISION 50)

    6.3 CONDITION OF PREMISES.

        (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the structural portions of the Premises are, to Lessor's actual knowledge, sound and the plumbing, lighting, air conditioning, heating and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation to, promptly, at Lessor's cost, rectify such violation. Lessee's failure to give such notice to Lessor within sixty (60) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder.
                            (SEE RIDER PROVISION 51)

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.
                            (SEE RIDER PROVISION 52)

7.  MAINTENANCE, REPAIRS AND ALTERATIONS.

    7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof (provided however, that Lessor shall be responsible for any structural repairs except by any act or omission of Lessee) (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee or whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning. (Lessee shall procure and maintain at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior), doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.
                            (SEE RIDER PROVISION 46A)

    7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned
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by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

    7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may, at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required) perform such obligations on Lessee's behalf and put the same in good order, condition and repair and the cost thereof together with interest thereon at the Interest Rate (as such term is defined in Rider Provision 59) shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

    7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty) Paragraph 9 (relating to destruction of the Premises), Paragraph 14 (relating to condemnation of the Premises) add Paragraph 7.1 (relating to structural repairs) it is intended by the parties hereto that Lessor have no obligation in any manner whatsoever to repair and maintain the Premises nor the building located thereon nor the equipment therein whether structural or non structural all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof.

    7.5 ALTERATIONS AND ADDITIONS.

        (a) Lessee shall not without Lessor's prior written consent make any alterations, improvements, additions or Utility Installations in, on or about the Premises, except for nonstructural alterations or alterations which will not have an effect on the Building Systems (as defined in Rider Provision 58), which in either case do not exceed $25,000 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $25,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

        (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a) all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixture of Lessee) which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8.  INSURANCE INDEMNITY.

    8.1 INSURING PARTY. As used in this Paragraph 8, the term"insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2 but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

    8.2 LIABILITY INSURANCE. Lessee shall at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

    8.3 PROPERTY INSURANCE.

        (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises. In the amount of the full replacement value thereof, as the same may exist from time to time against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

        (b) If the Premises are part of a larger building or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

        (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure the fixtures, equipment and tenant improvements.

    8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises as set forth in the most current issues of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to lessee which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3 then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission of operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

    8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph
8.3 which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any negligence of the Lessee or of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same Lessee's expense by counsel satisfactory to Lessor. Except to the extent the loss, damage or injury, as the case may be, is (i) caused by Lessor's failure to make structural repairs as required hereunder or (ii) is caused by Lessor's willful acts or negligence, Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.7 EXEMPTIONS OF LESSOR FROM LIABILITY. Except to the extent the loss, damage or injury, as the case may be, is (i) caused by Lessor's failure to make structural repairs as required hereunder or (ii) is caused by Lessor's willful acts or negligence, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.


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9.  DAMAGE OR DESTRUCTION.

    9.1 DEFINITIONS.

        (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

        (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

        (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.



                                     - 3 -
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         9.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provision of paragraph 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above only in that Lessee is the insuring party and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair, Lessee shall contribute the required amount to Lessor within twenty (20) days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.

         9.3 PARTIAL DAMAGE - UNINSURED LOSS. Subject to the provisions of Paragraph 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not insured loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within twenty (20) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such twenty (20) day period this Lease shall automatically terminate as of the date of such total destruction.

         9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an insured loss (including destruction required by any authorized public authority) which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

         9.5 DAMAGE NEAR END OF TERM.


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                 (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an insured loss, which falls within the classification of Premises Partial Damage, either party may cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other within 30 days after the date of occurrence of such damage.

                 (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an insured loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.6  ABATEMENT OF RENT LESSEE'S REMEDIES.

                 (a) In the even of damage described in paragraphs 9.2 or 9.3 and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration except to the extent any such damage resulted from Lessor's failure to make structural repairs to the Premises as required hereunder.

                 (b) If Lessor shall be obligated to repair or restore the Premises under the provision of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.7 TERMINATION - ADVANCE PAYMENT. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.8 WAIVER. Lessor and Lessee waive the provision of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

                 (SEE RIDER PROVISION 61)

         10.  REAL PROPERTY TAXES.

                 10.1 PAYMENT OF TAXES. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the



NET                                 - 5 -              Initials:            ____

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
delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes or assessments paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time prior to or after the expiration of the term hereof. Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor, upon reasonable prior notice to Lessee, shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the Interest Rate.

                            (SEE RIDER PROVISION 46B)

                 10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) impose don the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.4 PERSONAL PROPERTY TAXES.

                 (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere, when possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                 (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.



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                                                                            ____

         11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

         12.  ASSIGNMENT AND SUBLETTING.

                 12.1  LESSOR'S CONSENT REQUIRED.  Lessee shall not voluntarily
or by operation of        assign, transfer, mortgage, sublet, or otherwise
transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

                 12.2 LESSEE AFFILIATE. Notwithstanding the provisions of Paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of the Lessee, the consent of whom shall be necessary.

                 12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent to subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. in the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of subletting of this Lease or amendments or modifications to this Lease with assignment of Lessee, without notifying Lessee or any successor of Lessee and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

                 12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor of any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

                 (SEE RIDER PROVISION 53)

         13.     DEFAULTS: REMEDIES.

                 13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

                 (a)  The vacating or abandonment of the Premises by Lessee.


NET                                 - 7 -              Initials:            ____

                                                                            ____

                 (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with the notice required by this paragraph, than such notice shall also constitute the Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes.

                 (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30 days period and thereafter diligently prosecutes such cure to completion.

                 (d) (i) the making of Lessee of any general arrangement or assignment for the benefit of creditors (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, the case of a petition filed against Lessee, the same is dismissed within 60 days)
(iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee assets located at the Premises of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days or
(iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                 13.2 Remedies. In the event of such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                 (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignment of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

                 (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration o the Premises, reasonable attorneys fees and any real estate commission actually paid, the worth at the time of aware by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                 (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws of judicial decisions of the state wherein the Premises are


NET                                 - 8 -              Initials:            ____

                                                                            ____
located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date the Interest Rate.

                          (SEE RIDER PROVISION 54)

                 13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time. no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing specifying wherein Lessor has failed to perform such obligation provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

                 13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a later charge equal to two and one-half percent (2 1/2%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

                 13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease. Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses o the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency of any or al such real property taxes and insurance premiums. If the amounts paid to Lessor by lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of the Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14.  CONDEMNATION.  If the Premises or any portion thereof are taken under



NET                                 - 9 -              Initials:            ____

                                                                            ____
the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date of the condemning authority takes tile or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat or the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold for the taking of the fee, or as severance damages provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

         15.  BROKER    (SEE RIDER PROVISION 55)

         16.  ESTOPPEL CERTIFICATE.

                 (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and
(ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                 (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

                 (c) If Lessor desire to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably


NET                                 - 10 -             Initials:            ____

                                                                            ____
required by such lender or purchaser. Such statements shall include the past three years financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

         17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15 and Rider Provision 60, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successor and assigns, only during their respective periods of ownership.

          18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law form the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

         20.  TIME OF ESSENCE.  Time is of the essence.

         21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

         22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

         23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession



NET                                 - 11 -             Initials:            ____

                                                                            ____
as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law form the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. [DELETED]

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further affect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This lease shall be governed by the laws of the State wherein the Premises are located.
                            (SEE RIDER PROVISION 56)

30. SUBORDINATION.

        (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

        (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall, upon reasonable prior notice (except in cases of emergency, in which event no such notice shall be required), have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the terms hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.
                            (SEE RIDER PROVISION 57)

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.
                            (SEE RIDER PROVISION 58)

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39. OPTIONS.

    39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor, (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

    39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 EFFECT OF DEFAULT ON OPTIONS.

        (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c) whether or not the defaults are cured during the 12 month period prior to the time the lesser intend, to exercise the subject option.

        (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a)

        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect notwithstanding Lessee's due and timely exercise of the Option, it after such exercise and during the term of this Lease. (i) lessee fails to pay to Lessor' a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice therof to Lessee). or (ii) Lessee fails to commence to cure a lawsuit specilized in paragraph 131(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter is deligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a) 13.1(b) or 13.1(c) (without any necessity of Lessor to give notice of such default to Lessee). or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b).where a latge charge becomes payable under paragraph 13.4 for each such default or paragraph 13.1(c) whether or not the defaults are cured.



40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligations whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such assessments, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of parcel Maps and restrictions, so long as such assessments, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. INSURING PARTY. The insuring party under this Lease shall be the Lessor .

      (SEE RIDER ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE)

         46A. The terms "structural portions" or "structural repairs" or the terms "structural" shall refer to exterior walls, foundations, ceilings, roofs (interior and exterior), the structural components of all floors (including the concrete aspects thereof) and all window structures exclusive of plate glass contained within or affixed to the Premises.

         46B. Notwithstanding any provisions to the contrary contained herein, Lessee shall not be responsible for any assessments for improvements to real property, the useful life of which extends beyond the expiration of the lease term; instead Lessee shall be responsible for its pro rata share based upon the unexpired term of the lease as of the date of completion of an improvement divided by the useful life of the improvements.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THEREOF. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATE OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

Executed at                                        /s/ Don Mosco
           -----------------------------------   ------------------------------------------
                                                  Don Mosco
on                                               By
  --------------------------------------------     ----------------------------------------
Address                                          By
       ---------------------------------------     ----------------------------------------

----------------------------------------------            "LESSOR" (Corporate seal)

Executed at                                      Xcel Corporation, a New Jersey corporation
           -----------------------------------   ------------------------------------------
on                                               By   /s/ Carmine T. Oliva
  --------------------------------------------     ----------------------------------------
Address                                          By  President & CEO
       ---------------------------------------     ----------------------------------------

----------------------------------------------            "LESSEE" (Corporate seal)


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

                                 RIDER TO LEASE


         This Rider is attached to and forms a part of that certain Standard Industrial Lease-Net, dated for reference purposes as of September 11, 1990, between Don Mosco, an individual, as Lessor, and Xcel Corporation, a New Jersey corporation, as Lessee.

         This Rider is made and entered into by and between Lessor and Lessee and is dated as of the reference date set forth above. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth in the Lease. To the extent that the provisions of the Rider are inconsistent with the terms and conditions of the Lease, the provisions hereof shall control.

         47. In Paragraph 3.2, the phrase beginning with the words "Lessee may" in line 5 and continuing until the end of the sentence is deemed deleted and the following is deemed inserted in place thereof:


         "then the sole remedy of Lessee shall be the right to deliver a notice to Lessor (the "Termination Notice") electing to terminate this Lease effective upon receipt of the Termination Notice by Landlord (the "Effective Date"). The Termination Notice must be delivered by Lessee to Lessor, if at all, not earlier than the Outside Date and not later than ten (10) days after the Outside Date. If Lessee delivers the Termination Notice to Lessor, then Lessor shall have the right to suspend the Effective Date for a period ending November 30, 1990. In order to suspend the Effective Date, Lessor must notify Lessee, within five (5) days after receipt of the Termination Notice, that it is Lessor's best good faith judgment that the commencement date will occur on or before December 1, 1990. If the commencement date occurs on or before December 1, 1990, then the Termination Notice shall be of no further force and effect. If the Lease is so terminated pursuant to the provisions of this Paragraph 3.2, Lessor shall refund the Security Deposit, as described in Paragraph 5 of the Lease, to

         Lessee within ten (10) days after the date this Lease is so terminated."

         48. Paragraph 3.3 (Early Possession) is deemed deleted and replaced with the following:

             "Upon the execution and delivery of this Lease by Lessor and Lessee, Lessee may enter into the Premises, upon receipt of Lessor's consent, which consent shall not be unreasonably withheld provided that such early entry does not interfere with the performance of Lessor's Work (as such term is described in Rider Provision 52), for the purpose of inspecting the Premises and installing any furniture, fixtures or equipment therein. Such early entry shall be subject to all of the provisions of the Lease except rent, and will not advance the commencement date provided Lessee does not commence business operations from any part of the Premises. In the event of any such early entry, Lessor shall not be responsible for, and Lessee is required to obtain insurance covering, any loss, including theft, damage or destruction to any work or material installed or stored by Lessee or Lessor or any contractor or individual involved in the completion of Lessor's Work or work to be performed by Lessee, or for any injury to Lessor or Lessee or Lessor's employees or Lessee's employees or to any other persons."


         49. Supplementing the provisions of Paragraph 4 of the Lease and notwithstanding anything to the contrary set forth therein, provided that Lessee is not in default hereunder, Lessee shall not be required to pay the monthly rent of $5,325 applicable to the first full calendar month of the term hereof.

         50. The following is deemed added as Paragraph 6.2(c):

             "(c) Hazardous Materials. (i) Lessee agrees that it and its employees, agents, or contractors will not place, hold, or dispose of any Hazardous Materials (defined hereinafter) on, under or at the Premises, and that they will not use the Premises as a treatment, storage, or disposal (whether permanent or temporary) site for any Hazardous Material and will not erect, emplace or maintain any tank, vessel, or container designed or suitable for holding Hazardous Materials on or about the Premises without first obtaining the written consent of Lessor which consent may be subject to conditions imposed by Lessor. In connection with any request for consent,

    Lessee shall submit to Lessor all plans, specifications, technical data, applications to governmental agencies, and other information concerning Hazardous Materials as Lessor deems necessary to inform Lessor of all factors connected with Lessee's proposed activity concerning Hazardous Materials. Lessor shall act reasonably in granting such consent, provided the Hazardous Materials requested to be stored on the Premises are normally used in connection with sound industry practices for Lessee's use of the Premises set forth in Paragraph 6.1 hereof, Lessee obtains all required permits and other governmental approvals, Lessee handles such Hazardous Materials in compliance with sound industry standards and practices, and Lessee agrees to remove and properly dispose of such Hazardous Materials. Lessor shall not be liable to Lessee or any third party due to any consent granted to Lessee or any third party due to any consent granted to Lessee with regard to Hazardous Materials. If Lessee permits or suffers any activity concerning Hazardous Materials on or about the Premises, or erects, emplaces or maintains tanks, vessels or containers suitable for holding Hazardous Materials on or about the Premises, then, whether or not Lessor's required consent has been obtained, Lessee shall at all times comply with all governmental laws, statutes, ordinances, codes, rules, regulations, permits, orders and decrees regulating or relating to Hazardous Materials. Lessee shall obtain and maintain at its sole cost and expense any required permit, license or governmental approval pertaining to Hazardous Materials including without limitation approvals pertaining to discharge of Hazardous Materials or substances through sanitary sewers. Upon removal of Hazardous Materials from the Premises or upon expiration or earlier termination of this Lease, Lessee shall cause any Hazardous Materials at any time located on the Premises by Lessee or its agents, employees or contractors to be removed, transported, stored off-site, neutralized or disposed of at Lessee's cost and expense in strict conformity with prudent and sound industry practices and all present and future governmental laws, statutes, ordinances, codes, rules, regulations, permits, orders and decrees. Lessee shall promptly deliver to Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises. Lessee shall not take any remedial action related to Hazardous Materials located in or about the Premises, and shall not enter into any settlement, consent decree or compromise in response to any claim related to Hazardous Materials which shall be in any way connected with the Premises, without first notifying Lessor of Lessee's proposed action and affording

    Lessor a reasonable opportunity to appear, intervene, or otherwise participate in any discussion or proceeding for the purpose of protecting Lessor's interest in the Premises. Lessee further agrees that it will not cause or allow any material with asbestos, Polychlorinated Biphenyls (PCBS), or formaldehyde or other Hazardous Materials to be incorporated into any improvements of alterations which it makes or causes to be made to the Premises. Lessee shall comply with the requirements of Section 25359.7(b) of the California Health and Safety Code to provide Lessor with notice that any Hazardous Material has come to be located on or beneath the Premises or adjacent land proximate to the Premises if Lessee discovers or suspects the presence of such materials. Lessee shall immediately notify Lessor in writing of (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened with regard to Hazardous Materials involving the Premises; (ii) any claim made or threatened by any person against Lessee or the Premises related to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials on or removed from the Premises, including any complaints, notices, warnings or assertions of any violation in connection therewith, Lessee shall deliver to Lessor, within five (5) days after receipt, a copy of all claims, reports, complaints, notices, warnings or asserted violations pertaining to Hazardous Materials related in any way to the Premises, or Lessee's use thereof.

             "(ii) Without limiting the generality of Paragraph 8.6 hereof, Lessee hereby agrees to defend, indemnify and hold Lessor harmless from and against any and all losses, liabilities, general, special, consequential and/or incidental damages, injuries, costs, expenses and claims of any and every kind whatsoever (including without limitation, court costs, attorney's fees, damages to any person, the Premises or other property or loss of Rent) which at any time or from time to time may be paid, incurred or suffered by, or asserted against Lessor for, with respect to, or as a direct or indirect result of (i) a breach by Lessee of the covenants set forth in this Paragraph 6.2(c), or (ii) to the extent caused or allowed by Lessee or by any agent, employee, contractor, invitee, or licensee of Lessee, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, onto, or into the Premises, the real property, the atmosphere, or any watercourse, body of water, or groundwater of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, any so-called "Superfund" or "Superlien" law, the Resource Conservation and Recovery Act, as amended, the Clean Water Act as amended, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, permit, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material). The provisions of and undertakings and indemnification set forth in this Paragraph 6.2(c) shall survive the termination of this Lease, and shall continue to be the liability and obligation of Lessee, binding upon Lessee, forever; provided, however, that Lessee's officers, directors or shareholders shall not be personally liable for Lessee's obligations under the Lease, including, but not limited to, this Paragraph 6.2(c). The provisions of the preceding sentence shall govern and control over any inconsistent provision of this Lease.

             "(iii) For purposes of this Lease, "Hazardous Material" means any hazardous, harmful, odorous, radioactive, toxic, dangerous, or waste, substance or material including, without limitation, any hazardous substance or any pollutant or contaminant defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, the Resource Conservation and Recovery Act, as amended, the Clean Water Act, as amended, or any other federal, state or local statute, law, ordinance, code, rule, regulation, permit, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as is now or at any time hereafter may be, in effect. Lessee's liability under this Paragraph shall extend to any and all of such Hazardous Materials whether or not such substance was defined, recognized, known or suspected of being toxic, dangerous or wasteful at the time of any act or omission giving rise to Lessee's liability.

             "(iv) In the event Lessee or its agents, employees or contractors cause Hazardous Materials to be located on or about the Premises, then Lessor may, in connection with giving any consent, require Lessee to obtain insurance or other means of financial capability satisfactory to Lessor to assure compliance with the obligations of Lessee related to Hazardous Materials as set forth in this Lease or otherwise now or in the future required by law. Such assurance shall be on forms, in amounts and with persons as from time to time are commercially available and reasonably requested by Lessor."

         51. The following is deemed added before the word "Except" in line one of Paragraph 6.3(b):

             "Except for structural defects, and"

         52. The following is deemed added as Paragraphs 6.3(c) and 6.3(d) of the Lease:

             "(c) Lessor's Representations. Except as otherwise expressly set forth below with respect to the ongoing investigation of groundwater contamination in the San Gabriel Valley, Lessor has no actual knowledge that there exists at the Premises on the date of this Lease any Environmental Contamination or Health and Safety Condition. As used in this Paragraph, "Environmental Contamination" shall mean friable asbestos or the presence on, in, under, or emanating from the Premises, of any hazardous substance, pollutant, or contaminant, as those terms are defined under either California or federal law. "Environmental Contamination", as used in this Paragraph, also means the release or presence of any other chemical, biological or radiological substance on, in, under or from the Premises which is not in compliance with all existing laws or which is at levels or in quantities which will require cleanup or remediation under either California or federal law. As used in this Paragraph, "Health and Safety Condition" shall mean a condition that poses a hazard that may cause death or serious physical harm or a condition that results, either directly or indirectly, in noncompliance with a federal Occupational Safety and Health Administration (OSHA) standard or a California OSHA standard. Lessor further represents and warrants to lessee that Lessor has no actual knowledge that the Premises as of the date hereof are not in compliance in all material respects with the provisions of all local, state and federal environmental, health, and safety laws, codes and ordinances and all rules and regulations promulgated thereunder. To Lessor's actual knowledge, there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against Lessor or any prior Lessee or owner concerning the Premises relating in any way to actual, suspected, or alleged Environmental Contamination or Health and Safety Condition, except for knowledge of an ongoing investigation of groundwater contamination in the San Gabriel Valley including the Premises subject to this Agreement by the U.S. Environmental Protection Agency, Region IX, and the California Regional Water Quality Board, Los Angeles Region. Lessor hereby indemnifies and holds Lessee harmless from and against any actions brought by governmental agencies as a result of the ongoing San Gabriel Valley investigation. Furthermore, Lessee shall have liability with respect to any Environmental Contamination or Health and Safety Conditions which existed at the Premises prior to the commencement date of this Lease."

             "(d) Lessor's Work. Notwithstanding anything above to the contrary set forth herein, Lessor, upon the execution and delivery of this Lease by Lessor and Lessee, shall, at Lessor's sole cost and expense, perform the work described in Exhibit "B" attached hereto and made a part hereof ("Lessor's Work"). All such Lessor's Work shall be performed by Lessor or by a general contractor selected by Lessor, and in any events, shall be performed in Lessor's standard manner, using Lessor's standard materials and consistent with industry custom and practice. Except for Lessor's Work, Lessor shall have no obligation to perform any initial tenant improvement work in the Premises and Lessee shall be responsible, at Lessee's sole cost and expense, for the full cost of constructing any additional tenant improvements of any kind in the Premises subject to all the terms and conditions of this Lease, including without limitation Paragraph 7.5"

         53. The following is deemed added as Paragraph 12.5:

             "12.5 If for any proposed assignment or sublease, Lessee receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent required by this Lease, or, in the case of a sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Lessee shall pay to Lessor as additional rent, all of the excess of each such payment of rent or other consideration received by Lessee within ten (10) days of its receipt after deducting from any such excess the following reasonable, actual and documented costs, if any, incurred by Lessee in connection with such assignment or sublease: (i) brokers' commission, (ii) attorneys' fees, (iii) advertising/marketing costs of the space for sublease or assignment, and (iv) tenant improvement allowance paid to the assignee or sublessee."

         54. The following is deemed added as Paragraph 13.2(d):

             "(d) In addition to its other rights under this Lease, Lessor has the remedy described in California Civil Code Section 1951.4 (Lessor may continue the Lease in effect after Lessee's breach and abandonment and recover Rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations)."

         55. Paragraphs 15(a), 15(b) and 15(c) are deemed deleted in their entirety and replaced with the following:

             "Other than Cushman and Wakefield of California, Inc. ('Broker'), Lessee hereby warrants and represents that it has not employed or dealt with any other broker or finder in connection with the Lease. Lessee agrees to defend, indemnify and hold Lessor harmless from any and all liability Lessor may incur because of a claim by any broker, other than Broker, that claims to be entitled to a commission or fee because they have represented Lessee in connection with this Lease. Lessor shall pay the Broker pursuant to the terms of a separate agreement between Lessor and Broker. Lessor hereby agrees to indemnify and hold Lessee harmless for any claims for any commission payable to Broker in connection with this Lease."

         56. The following is deemed added as paragraph 30(c):

                  "Lessor, if requested by Lessee, agrees that it shall use reasonable efforts to provide Lessee with commercially reasonable non-disturbance agreements in favor of Lessee from any ground or master lessors or mortgage holders under any ground or underlying leases or mortgages affecting the Premises and in existence as of the date of the execution and delivery of this Lease by Lessor and Lessee; provided, however, that Lessor shall have absolutely no liability whatsoever to Lessee in the event that it is not successful in providing same for Lessee after using its reasonable efforts to provide same."

         57. The following is deemed added as the last sentence of Paragraph 34:

             "Notwithstanding anything above to the contrary, Lessee, at Lessee's sole cost and expense (including the cost of installation, maintenance, repair, restoration and removal) is hereby granted the right to install appropriate signage at a location or locations mutually agreed upon by Lessor and Lessee. All such signage shall be subject to Lessor's reasonable approval, which approval shall not be unreasonably withheld, and to all applicable governmental rules and regulations.


         58. In Paragraph 36, the following is deemed added after the word "hereof" in line one:

         "and except for matters which would possibly have an adverse effect on the structure of the Premises, the plumbing, heating, ventilating, air-conditioning, mechanical or electrical systems of the Premises (collectively,'Building Systems'), or which could affect the exterior appearance of the Premises, in which case Lessor may withhold its consent in its sole and absolute discretion."

         59. The term "Interest Rate," as used in the Lease, shall mean the lesser of (i) the rate announced from time to time, by Bank of America, (or if Bank of America is no longer in existence or is no longer quoting a prime rate or reference rate, then the largest (as measured by deposits) chartered bank operating in California), as its prime rate or its reference rate, plus four percent (4%), or (ii) the maximum rate permitted by law.

         60. Notwithstanding anything to the contrary set forth in Paragraph 17 of the Lease, in the event of any transfer of fee title in the Premises, where Lessor has expressly retained liability for any of the obligations set forth herein, then with respect to such retained obligations only, Lessee, after first exhausting all of its rights and remedies (both at law and in equity, whether statutory or otherwise) against the transferee for such retained obligations, may, at its option, pursue such claims against Lessor for such retained obligations.

         61. Notwithstanding anything to the contrary set forth in the Lease, Lessee shall not be liable to Lessor for

(i) any increase in Real Property Taxes to the extent caused solely by Lessor's sale of the Premises, (ii) tax increases which are attributable to improvements other than the Premises which are located on the same tax parcel as the Premises and (iii) additional rent, interest or principal payments arising from any mortgage or other indebtedness of Lessor. Furthermore, Lessor hereby warrants that, to its actual knowledge, there are no pending municipal property tax assessments with respect to the Premises as of the date of the execution and delivery of the Lease by Lessor and Lessee.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Rider as of the date of the execution of the Lease.

                                       LESSOR:



                                        /s/ DON MOSCO
                                       -----------------------------------------
                                       Don Mosco

                                       LESSEE:

                                       Xcel Corporation,
                                       a New Jersey corporation


                                       By: /s/  Carmine T. Oliva
                                          --------------------------------------

                                       Its:     President and CEO
                                           -------------------------------------

                                   Exhibit "A"

                                    PREMISES



                           [DIAGRAM OF FLOOR LAYOUT]

                                                               720 E. Huntington

                                   Exhibit "B"

                                  LESSOR's WORK


A.       Lessor's Work

         1. Paint interior of Building, including columns, a white semi-gloss color to be selected by Lessee.

         2. Paint and carpet office area per colors to be selected by Lessee.

         3. Put an 8' x 6'8" opening between the offices located at the east end of the Building.

                  - All landscaping must be cleaned and repaired, including the replacement of dead ground covers, plants, etc.

                  - All restrooms must be thoroughly cleaned and repaired.

                  -        All sprinkler systems must be checked and functional.

                  -        All skylights must be uncovered and functional.

                  - All HVAC systems in both office and warehouse areas must be repaired and functional.

                  - Repair all electrical service and replace all damaged electrical panels.

                  -        Clean and seal warehouse floors (normal seal).

                  -        Clean all light fixtures.

                  - Make sure all electrical outlets in the ceiling are in working order.

                  -        Replace missing light fixture covers.

                  -        Slurry coat and restripe front parking lot.

                  -        Slurry coat and restripe rear loading area.

                  -        Paint outside of Building all grey.

                  -        Remove any loose wiring.

                  -        Replace any defective strip lighting.


                  - All exterior lighting must be checked and operational.

                  - Install vertical blinds (in color selected by Lessee) on all windows in office areas of Building.

                  - Remove numbers 720 from the exterior of the Building (it will be Lessee's obligation to obtain and install replacement numbers satisfactory to Lessor).

                  -        Repair roof leaks.

Notes:   -    all references to paint herein mean semi-gloss paint

         - all selections to be made by Lessee hereunder are to be made promptly after execution of Lease

B.       General

         1. Punch-List. Lessor shall use its commercially reasonable best efforts to have Lessor's Work substantially completed on or before October 1, 1990 or as soon as possible thereafter. Once Lessor tenders possession of the Premises to Lessee with Lessor's Work substantially completed therein, Lessee shall have a period of fifteen (15) days thereafter, within which to submit to Landlord a punch-list of unfinished items. Landlord shall use all reasonable efforts to complete such punch-list no later than sixty (60) days after the date Lessee submits the punch list to Lessor; provided, however, the said sixty
                  (60) days period shall be extended one day for each day of delay encountered by Lessor in the completion of such punch-list items as a result of delays caused by Lessee or by either causes beyond the reasonable control of Lessor.

         2. Partial Occupancy. In the event that not all of Lessor's Work is substantially completed by November 1, 1990, Lessee, upon notice to Lessor, may occupy that portion of the Premises which, in Lessor's and Lessee's reasonable opinion, is substantially completed and shall pay to Lessor a pro rata portion of the rent due for the Premises based on the square footage which Lessee is occupying. All of the terms, conditions and provisions of the Lease shall be in full force and effect notwithstanding that Lessee does not occupy the entire Premises.